ANNUAL REPORT

May 31, 1998

FRANKLIN NEW YORK TAX-FREE INCOME FUND


CONTENTS

Shareholder Letter ....................................................        1
Manager's Discussion ..................................................        3
Performance Summary
 Class I ..............................................................        6
 Class II .............................................................        9
Bond Ratings ..........................................................       12
Financial Highlights &
Statement of Investments ..............................................       14
Financial Statements ..................................................       25
Notes to
Financial Statements ..................................................       28
Independent
Auditor's Report ......................................................       30



SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin New York Tax-Free Income Fund's annual report for the period ended May 31, 1998.

The U.S. economy remained strong over the fund's reporting period as measured by 1998's first quarter, annualized Gross Domestic Product gain of 5.4%. The reporting period closed with President Clinton's prediction of a $39 billion federal budget surplus for the government's fiscal year-end on September 30, 1998. This would be the first annual surplus since the government finished $3.2 billion ahead in 1969. During the fund's fiscal year, economic growth benefited employment without triggering significant inflation. April's figure of 4.3% marked a 28-year low in the nation's unemployment rate; in May, commodity prices fell to their lowest levels since the early 1990s.

Over the year, interest rates declined. However, for the first quarter of 1998, the combination of a strong economy and low inflation kept interest rates in a narrow range. The healthy economy prevented significant rate decline, while low inflation prevented rates from rising. The yield for the 30-year U.S. Treasury bond stood at 5.81% on May 31, 1998, compared with 6.92% a year earlier.

Although lagging the national recovery, New York state's financial performance has improved over the past several fiscal years as a result of a rebounding economy, realistic budgeting and more stringent spending controls. Since the early 1990s' recession, the greatest job growth took place in the state's services sector, which accounts for one-third of total employment. In recent years, New York's overall economic prosperity has increasingly depended on the finance, insurance and real estate sectors.#1


1. Standard & Poor's Credit Week Municipal. December 1, 1997.


For the state's fiscal year ended March 31, 1998, comptroller H. Carl McCall put the budget surplus at $2.17 billion. He attributed much of it to the "boom on Wall Street." New York City comptroller Alan G. Hevesi also announced a record $2.14 billion budget surplus for the city's fiscal year ending in June 1998.2# What New York decides to do with this year's surplus, in light of an accumulated budget deficit larger than that of most other states, will most likely affect future ratings.

Anticipation of the state budget surplus was a contributing factor in Moody's Investors Service's credit rating upgrade in February of this year. Moody's upgraded New York City general obligation debt from Baa1 to A3, while Standard & Poor's(R), which rates the debt BBB+, put it on credit watch for a possible upgrade. Fitch IBCA currently rates the state's credit A-. (For definitions of bond ratings, please see page 12.)

Our investment philosophy remains disciplined and focused, as we strive to offer our shareholders high tax-free income and preservation of principal. Looking forward, the recent economic environment should be beneficial for municipalities and municipal bonds.

We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. Municipal bonds continue to be an attractive investment for diversifying a heavily weighted stock portfolio. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


Charles B. Johnson
President
Franklin New York Tax-Free Income Fund





Thomas J. Kenny
Director
Franklin Municipal Bond Department


2. Bond Buyer; April 4, 1998 & May 22, 1998.

MANAGER'S DISCUSSION

Your Fund's Objective: Franklin New York Tax-Free Income Fund seeks to provide high current income exempt from regular federal, New York state and New York City personal income taxes through a diversified portfolio consisting primarily of municipal securities.

During the fund's fiscal year ended May 31, 1998, municipal bond prices moved generally higher as interest rates declined. The accompanying graph plots the Bond Buyer 40 and U.S. Treasury bonds' yields-to-maturity. Both topped out in mid-April 1997, and declined somewhat erratically to their lows in mid-January of this year.

As yields went down, the value of the New York Tax-Free Income Fund's bonds went up, as reflected in the fund's share value. In mid-April of 1997, just prior to the beginning of the fund's fiscal year, its share value was $11.43, as measured by net asset value (NAV). By mid-January of this year, it had risen just over 6% to $12.12. Around that time, the problems with a number of Asian economies came into clearer focus and caused uncertainties in most financial markets. Several modest sell-offs and recoveries have taken place since then in the municipal bond market, which, near the end of the reporting period, appeared to be moving back toward the January high. In this relatively strong interest-rate environment, issuers continued to prerefund higher coupon bonds. This is done by bringing to market a new issue with a lower interest rate, to pay off the older issue at its first call date. The proceeds from the bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Generally, we look to sell prerefunded bonds as they approach five years to their call dates. At this point, the premium on prerefunded bonds usually begins to decline to its stated call price. By capturing the premium and reinvesting the proceeds in current coupon bonds, we are able to extend a portion of the income that would otherwise be lost at the call date.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

On May 31, 1997, the end of our prior fiscal year, prerefunded bonds represented 14.1% of the fund value at par value, and over 15% at market value. This was near the normal range of prerefunded bonds for Franklin New York Tax-Free Income Fund. During fiscal 1998, despite selling over $560 million worth of prerefunded bonds at par value, worth $615 million at market value, we ended the period with prerefunded bonds representing about 23% of the portfolio at par value and about 25.5% at market value. We will continue our attempts to reduce this percentage, investing sale proceeds in long-term securities that are attractive for the portfolio, whenever they become available.


Back in late May 1997 and early in the current fiscal year, we purchased a substantial number of New York City general obligation (GO) bonds, with 6% or slightly higher yields, in an effort to bring this position close to 5% of the fund's total net asset value.

It is worth noting that the market on long-term New York City GO bonds ended the reporting period trading at 5.30% yield. This falling yield reflects the rising value of the securities in our portfolio. The considerable move over the fund's fiscal year, from approximately 6% to 5.30% yield, makes these bonds among the best performers in the New York state municipal bond marketplace, demonstrating many investors' enhanced perception of the City's credit.

As of May 31, 1998, nearly 72.3% of the total portfolio showed holdings rated A or better. The fund's quality emphasis is further demonstrated by the accompanying credit-quality breakdown pie chart.

With the U.S. dollar remaining strong and inflation low, we believe that the fund will continue to provide an attractive investment vehicle for New York state and City residents, who are looking for tax-free income and preservation of capital.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of May 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The Bond Buyer 40 covers the municipal bond market and is published daily by the "Bond Buyer" newspaper. The index comprises 40 actively traded general obligation and revenue issues from around the country, rated

A or better, with at least 19 years remaining to maturity, a first call date between 7 and 16 years, and at least one call at par before redemption.*

*Barron's Dictionary of Finance and Investment Terms, 1995.

Bond Quotes:
Par is equal to the nominal or face value of a security.

A bond selling at par, for instance, is worth the same dollar amount for which it was issued, or at which it will be redeemed at maturity -- typically $1000 per bond. A bond trading at 102 is redeemable at 102% of its face value or $1020, for a $1000 bond.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 15 of this report.


PERFORMANCE SUMMARY


Class I

Franklin New York Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 42 cents, from $11.66 on May 31, 1997, to $12.08 on May 31, 1998. In addition to distributing 66 cents ($0.66) per share in dividend income, the fund made a long-term capital gain distribution of 3.53 cents ($0.0353) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of May's monthly per-share dividend of 5.5 cents ($0.055) and the maximum offering price of $12.62 on May 31, 1998, your fund's distribution rate was 5.23%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As the chart to the left illustrates, an investor in the maximum combined federal, New York state and New York City personal income tax bracket would need to earn 9.76% from a taxable investment to match the fund's tax-free distribution rate. Likewise, an investor in the maximum combined federal and New York state personal income tax bracket would need to earn 9.30% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 8 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 40,000 municipal securities from across the country, while your fund consists primarily of New York municipal bonds. Of course, such market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin New York Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Your fund's shares' performance also has exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT


The historical performance data shown pertains only to the fund's Class I shares. The fund offers another share class subject to different fees and expenses, which affect its performance. Please see the prospectus for more details.

*Includes the sales charge and represents the change in value of an investment over the periods shown. Total return assumes reinvestment of dividends and capital gains at net asset value. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

**Source: Standard and Poor's Micropal.


Class I
Periods ended 5/31/98
                                                                       Since
                                                                     Inception
                                         1-Year   5-Year   10-Year   (9/13/82)
Cumulative Total Return1                  9.83%   36.37%   123.98%    295.29%
Average Annual Total Return2              5.14%    5.47%    7.93%      8.84%

Distribution Rate3                    5.23%
Taxable Equivalent Distribution Rate4 9.76%
30-Day Standardized Yield5            4.48%
Taxable Equivalent Yield4             8.36%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge.
3. Distribution rate is based on an annualization of May's 5.5 cent per share monthly dividend and the maximum offering price of $12.62 on May 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, New York state and New York City personal income tax bracket of 46.43%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1998.
Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin New York Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 3.53 cents ($0.0353) in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852(b)(3) of the Internal Revenue Code.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin New York Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 42 cents, from $11.65 on May 31, 1997, to $12.07 on May 31, 1998. In addition to distributing 59.08 cents ($0.5908) per share in dividend income, the fund made a long-term capital gain distribution of 3.53 cents ($0.0353) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of May's monthly per-share dividend of 4.91 cents ($0.0491) and the maximum offering price of $12.19 on May 31, 1998, your fund's distribution rate was 4.83%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As the chart to the right illustrates, an investor in the maximum combined federal, New York state and New York City personal income tax bracket would need to earn 9.02% from a taxable investment to match the fund's tax-free distribution rate. Likewise, an investor in the maximum combined federal and New York state personal income tax bracket would need to earn 8.58% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 11 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 40,000 municipal securities from across the country, while your fund consists primarily of New York municipal bonds. Of course, such market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, nor do they pay commissions to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the sales charges, all fund expenses and account fees. If operating expenses such as Franklin New York Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Your fund's shares' performance also has exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

The historical performance data shown pertains only to the fund's Class II shares. The fund offers another share class subject to different fees and expenses, which affect its performance. Please see the prospectus for more details.
*Includes the sales charges and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value. The total value on 5/31/98 reflects the contingent deferred sales charge (CDSC), assuming the account is liquidated on that date. Purchasers who remain in the account for longer than 18 months will not be assessed the CDSC; thus total return may be higher. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

**Source: Standard and Poor's Micropal.

Class II
Periods ended 5/31/98
                                                                    Since
                                                                  Inception
                                               1-Year   3-Year    (5/1/95)
Cumulative Total Return1                        9.20%   21.10%     24.17%
Average Annual Total Return2                    7.10%    6.23%      6.91%

Distribution Rate3                      4.83%
Taxable Equivalent Distribution Rate4   9.02%
30-Day Standardized Yield5              4.07%
Taxable Equivalent Yield4               7.60%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of May's 4.91 cent per share monthly dividend and the maximum offering price of $12.19 on May 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, New York state and New York City personal income tax bracket of 46.43%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin New York Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 3.53 cents ($0.0353) in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852(b)(3) of the Internal Revenue Code.

Past performance is not predictive of future results.

MUNICIPAL BOND RATINGS

Moody's

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)
AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Highlights



                                                                                 Year Ended May 31,
                                                             -------------------------------------------------------------
Class I                                                         1998         1997         1996        19951,2        1994
                                                             -------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.....................        $11.66       $11.46       $11.75       $11.72        $12.07
                                                             -------------------------------------------------------------
Income from investment operations:
 Net investment income.................................           .66          .68          .70          .73           .75
 Net realized and unrealized gains (losses)............           .45          .23         (.28)         .06          (.34)
                                                             -------------------------------------------------------------
Total from investment operations.......................          1.11          .91          .42          .79           .41
                                                             -------------------------------------------------------------
Less distributions from:
 Net investment income.................................          (.66)        (.68)        (.71)        (.76)         (.76)
 Net realized gains....................................          (.03)        (.03)       --           --            --
                                                             -------------------------------------------------------------
Total distributions....................................          (.69)        (.71)        (.71)        (.76)         (.76)
                                                             -------------------------------------------------------------
Net asset value, end of year...........................        $12.08       $11.66       $11.46       $11.75        $11.72
                                                             =============================================================
Total return*..........................................          9.83%        8.16%        3.65%        7.10%         3.18%
Ratios/supplemental data
Net assets, end of year (000's)........................    $4,824,135   $4,704,745   $4,709,483   $4,725,056    $4,609,999
Ratios to average net assets:
 Expenses..............................................           .58%         .59%         .58%         .57%          .52%
 Net investment income.................................          5.57%        5.87%        5.99%        6.39%         6.19%
Portfolio turnover rate................................         18.51%       11.18%       28.34%       40.56%        25.67%


Class II
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.....................        $11.65       $11.45       $11.73       $11.50
                                                            -------------------------------------------------
Income from investment operations:
 Net investment income.................................           .59          .63          .65          .05
 Net realized and unrealized gains (losses)............           .45          .21         (.29)         .24
                                                            -------------------------------------------------
Total from investment operations.......................          1.04          .84          .36          .29
                                                            -------------------------------------------------
Less distributions from:
 Net investment income.................................          (.59)        (.61)        (.64)        (.06)
 Net realized gains....................................          (.03)        (.03)       --           --
                                                            -------------------------------------------------
Total distributions....................................          (.62)        (.64)        (.64)        (.06)
                                                            -------------------------------------------------
Net asset value, end of year...........................        $12.07       $11.65       $11.45       $11.73
                                                            =================================================
Total return*..........................................          9.20%        7.52%        3.14%        2.56%
Ratios/supplemental data
Net assets, end of year (000's)........................      $108,686      $74,195      $39,047       $1,913
Ratios to average net assets:
 Expenses..............................................          1.16%        1.17%        1.16%        1.09%**
 Net investment income.................................          4.98%        5.30%        5.43%        5.32%**
Portfolio turnover rate................................         18.51%       11.18%       28.34%       40.56%

*Total return does not reflect sales commission or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized.

1Per share amounts have been calculated using the daily average shares outstanding during the period for Class II.

2For the period May 1, 1995 (effective date) to May 31, 1995, the fund paid a dividend to shareholders of record on the beginning of business, May 1,1995 in the amount of $.06 per share for Class II. The net asset value per share at the beginning of period includes this dividend.



                                            See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Statement of Investments, May 31, 1998


                                                                                                           PRINCIPAL
                                                                                                            AMOUNT        VALUE
 Long Term Investments 98.3%
 Bonds 96.4%
 Albany Housing Authority, Limited Obligation, Refunding, 6.25%, 10/01/12........................       $ 5,250,000    $ 5,687,430
 Albany Parking Authority Revenue, Refunding, Series A, 6.85%, 11/01/12 .........................         1,610,000      1,749,523
 Auburn, IDA, MFR, Auburn Memorial Home, 6.50%, 2/01/34..........................................         5,885,000      6,304,659
 Babylon IDA, Waste Facilities Revenue, Community Waste Management,
 Series A, Pre-Refunded, 7.875%, 7/01/06.........................................................        10,750,000     11,411,878
 Batavia Housing Authority Mortgage Revenue, Refunding,
 Washington Towers, Series A, 6.50%, 1/01/23.....................................................         1,000,000      1,049,180
 Battery Park City Authority Revenue, Refunding, Series A, 5.80%, 11/01/22 ......................        68,795,000     71,302,578
 Bethany Retirement Home, Inc., Mortgage Loan Revenue, 7.50%, 2/01/34............................         8,160,000      9,482,246
 Cattaraugus County COP, Olean Project Facility, Series A, Pre-Refunded, 8.50%, 8/01/09..........         1,440,000      1,479,514
 Clinton County COP, Correctional Facilities Project, 8.125%, 8/01/17............................         5,375,000      7,047,915
 Cortland County IDA, Civic Facilities Revenue,
  Cortland Memorial Hospital, Inc. Project, 6.25%, 7/01/24 ......................................         6,400,000      6,631,424
 Franklin County COP, Court House Redevelopment Project, 8.125%, 8/01/06.........................         4,915,000      5,430,387
 Franklin County IDA, Lease Revenue, County
  Correctional Facilities Project, 6.75%, 11/01/12 ..............................................         4,790,000      5,159,309
 Guam Power Authority Revenue, Series A,
    6.30%, 10/01/12..............................................................................         5,075,000      5,400,206
    6.625%, 10/01/14.............................................................................         2,900,000      3,205,109
    6.30%, 10/01/22..............................................................................        45,340,000     48,136,118
    6.50%, 10/01/23..............................................................................         5,385,000      5,843,640
    6.75%, 10/01/24..............................................................................        25,500,000     28,265,985
 Hamilton Elderly Housing Corp. Mortgage Revenue,
 Hamilton Apartments Project, 11.25%, 1/01/15 ...................................................         1,315,000      1,367,995
 Ilion Elderly Housing Corp. Mortgage Revenue, Section 8,
 Housing Assistance Revenue, 7.25%, 7/01/09......................................................         1,915,000      1,915,421
 Long Island Power Authority Electric System Revenue,
    Series A, 5.25%, 12/01/26 ...................................................................         9,515,000      9,403,960
    bSeries A, 5.50%, 12/01/29 ..................................................................        19,325,000     19,527,913
 Metropolitan Transportation Authority, Commuter Facilities Revenue,
    Series 8, 5.50%, 7/01/21 ....................................................................         5,000,000      5,066,000
    Series A, 5.625%, 7/01/27 ...................................................................         8,000,000      8,386,240
    Series A, 5.25%, 7/01/28.....................................................................        17,300,000     17,016,453
    Series A, Pre-Refunded, 6.50%, 7/01/24 ......................................................        35,620,000     40,285,151
    Series R, 5.50%, 7/01/17 ....................................................................         2,000,000      2,033,460
 Metropolitan Transportation Authority, Dedicated Tax Fund, Series A,
 MBIA Insured, 5.25%, 4/01/26 ...................................................................         3,000,000      3,024,420
 Metropolitan Transportation Authority, Service Contract Revenue,
    Commuter Facilities, Series 5, 7.00%, 7/01/12 ...............................................        31,605,000     34,382,763
    Refunding, Commuter Facilities, Series 5, 6.50%, 7/01/16.....................................        17,470,000     18,456,706
    Refunding, Commuter Facilities, Series 5, 6.00%, 7/01/18.....................................         2,740,000      2,802,225
    Refunding, Commuter Facilities, Series N, 7.125%, 7/01/09....................................        24,160,000     26,595,811
    Refunding, Transit Facilities, Series 5, 7.00%, 7/01/12......................................        30,935,000     33,653,877
    Refunding, Transit Facilities, Series 5, 6.50%, 7/01/16......................................        40,495,000     42,782,158
    Refunding, Transit Facilities, Series 5, 6.00%, 7/01/18......................................         7,725,000      7,900,435
    Refunding, Transit Facilities, Series N, 7.125%, 7/01/09.....................................        12,625,000     13,897,853
    Transit Facilities, Series 6, Pre-Refunded, 7.00%, 7/01/09 ..................................         2,000,000      2,207,440
 Metropolitan Transportation Authority, Transit Facilities Revenue,
  Refunding, Service Contract,
    Series 8, 5.25%, 7/01/17 ....................................................................         3,750,000      3,723,038
    Series 8, 5.375%, 7/01/21 ...................................................................        12,375,000     12,410,269
 Metropolitan Transportation Authority, Transit Facilities Revenue,
  Series A, FSA Insured,
    6.10%, 7/01/21...............................................................................        16,940,000     18,522,874
    5.50%, 7/01/22...............................................................................         6,480,000      6,554,714
    5.625%, 7/01/25..............................................................................        18,725,000     20,474,664
    6.10%, 7/01/26...............................................................................         8,000,000      8,386,240
    5.625%,7/01/27 ..............................................................................        14,440,000     14,755,803
 Monroe County IDA Revenue, Civic Facilities,
  De Paul Community Facilities, 6.50%, 2/01/24 ..................................................         1,285,000      1,411,701
 New Rochelle Municipal Housing Revenue
  Authority Mortgage, Series A, 5.55%, 12/01/14 .................................................         6,090,000      6,116,979
 New York City GO,
    Refunding, Series F, 5.375%, 8/01/19 ........................................................         5,000,000      5,040,550
    Refunding, Series F, 5.875%, 8/01/24 ........................................................         7,000,000      7,408,380
    Series 1992, Rite 1, 7.00%, 10/01/11 ........................................................        12,750,000     14,158,110
    Series A, 6.25%, 8/01/17.....................................................................         2,675,000      2,930,971
    Series A, Pre-Refunded, 7.75%, 8/15/13.......................................................         2,000,000      2,248,124
    Series A, Pre-Refunded, 7.75%, 8/15/14.......................................................      $ 10,000,000   $ 11,238,148
    Series A, Pre-Refunded, 7.75%, 8/15/15 ......................................................         1,400,000      1,574,594
    Series A-1, 6.625%, 8/01/25..................................................................        13,360,000     14,848,170
    Series A-1, Pre-Refunded, 6.625%, 8/01/25....................................................         3,640,000      4,183,416
    Series B, 7.75%, 2/01/10 ....................................................................         2,000,000      2,243,900
    Series B, 7.75%, 2/01/11 ....................................................................         1,575,000      1,767,071
    Series B, 7.00%, 6/01/13 ....................................................................           360,000        391,788
    Series B, 7.75%, 2/01/14 ....................................................................        10,950,000     12,285,353
    Series B, 7.00%, 6/01/15 ....................................................................           350,000        379,568
    Series B, 6.75%, 10/01/15 ...................................................................           385,000        423,770
    Series B, 7.00%, 2/01/18 ....................................................................         1,485,000      1,628,882
    Series B, 5.25%, 8/01/20 ....................................................................         2,500,000      2,490,075
    Series B, Pre-Refunded, 7.75%, 2/01/11.......................................................         3,425,000      3,883,710
    Series B, Pre-Refunded, 7.75%, 2/01/12.......................................................           500,000        566,965
    Series B, Pre-Refunded, 7.75%, 2/01/13.......................................................         1,875,000      2,126,119
    Series B, Pre-Refunded, 7.00%, 6/01/14.......................................................         6,725,000      7,371,104
    Series B, Pre-Refunded, 7.75%, 2/01/15.......................................................        22,610,000     25,638,157
    Series B, Pre-Refunded, 7.00%, 6/01/15.......................................................         3,900,000      4,279,041
    Series B, Pre-Refunded, 6.75%, 10/01/15......................................................         1,115,000      1,242,679
    Series B, Pre-Refunded, 6.00%, 8/15/26.......................................................         7,695,000      8,214,028
    Series B, Sub-series B-1, Pre-Refunded, 7.00%, 8/15/16 ......................................         2,000,000      2,318,180
    Series B, Sub-series B-1, Pre-Refunded, 7.50%, 8/15/20 ......................................        10,000,000     11,831,200
    Series C, 7.20%, 8/15/14.....................................................................         2,840,000      3,067,654
    Series C, 7.25%, 8/15/24.....................................................................        15,960,000     17,287,553
    Series C, 5.50%, 11/15/37....................................................................        18,545,000     18,811,863
    Series C, Pre-Refunded, 7.00%, 2/01/12.......................................................           710,000        720,728
    Series C, Pre-Refunded, 7.20%, 8/15/14.......................................................         1,160,000      1,270,362
    Series C, Pre-Refunded, 7.25%, 8/15/24.......................................................         6,785,000      7,440,567
    Series C, Sub-Series C-1, Pre-Refunded, 7.00%, 8/01/16.......................................         4,500,000      5,046,319
    Series D, 8.25%, 8/01/13.....................................................................           110,000        124,146
    Series D, 8.00%, 8/01/17.....................................................................            15,000         16,791
    Series D, 5.50%, 8/01/22.....................................................................         2,500,000      2,549,950
    Series D, Pre-Refunded, 8.25%, 8/01/13.......................................................         4,710,000      5,360,781
    Series D, Pre-Refunded, 8.00%, 8/01/17.......................................................         3,665,000      4,144,455
    Series D, Pre-Refunded, 7.50%, 2/01/18.......................................................           200,000        222,720
    Series F, 8.40%, 11/15/08....................................................................           600,000        685,218
    Series F, 8.40%, 11/15/09....................................................................           130,000        148,329
    Series F, Pre-Refunded, 8.40%, 11/15/08......................................................         6,900,000      7,959,357
    Series F, Pre-Refunded, 8.40%, 11/15/09......................................................         3,220,000      3,714,367
    Series F, Pre-Refunded, 6.625%, 2/15/25......................................................        11,240,000     12,830,797
    Series G, 5.75%, 2/01/20.....................................................................         7,000,000      7,299,670
    Series G, Pre-Refunded, 6.00%, 10/15/26 .....................................................         9,900,000     10,595,079
    Series H, 5.375%, 8/01/27....................................................................        13,290,000     13,341,964
    Series H, Pre-Refunded, 7.20%, 2/01/13 ......................................................        10,000,000     11,143,500
    Series H, Pre-Refunded, 7.20%, 2/01/14 ......................................................         4,000,000      4,454,545
    Series H, Pre-Refunded, 7.20%, 2/01/15 ......................................................         4,600,000      5,123,685
    Series H, Pre-Refunded, 7.00%, 2/01/16 ......................................................         2,500,000      2,766,633
    Series H, Pre-Refunded, 7.00%, 2/01/17 ......................................................         6,500,000      7,198,782
    Series H, Pre-Refunded, 7.00%, 2/01/18 ......................................................         4,225,000      4,685,095
    Series I, Pre-Refunded, 6.25%, 4/15/27.......................................................         9,500,000     10,310,255
    Series K, Pre-Refunded, 6.25%, 4/01/26.......................................................         9,000,000     10,219,860
 New York City HDC, MFMR, Series A,
    6.55%, 10/01/15..............................................................................        19,450,000     20,722,419
    6.55%, 4/01/18...............................................................................        10,000,000     10,632,200
    6.60%, 4/01/30...............................................................................        51,500,000     54,638,410
 New York City Health & Hospital Authority, Local Government Revenue,
  Refunding, Series A, 6.30%, 2/15/20 ...........................................................       114,635,000    120,886,047
 New York City IDA, Civic Facilities Revenue,
    College of New Rochelle, 5.75%, 9/01/17......................................................       $ 1,500,000    $ 1,543,665
    College of New Rochelle, 5.80%, 9/01/26......................................................         1,500,000      1,543,560
    Federation Protestant Welfare, 6.95%, 11/01/11...............................................         2,520,000      2,647,084
    New York Blood Center, Inc. Project, Pre-Refunded, 7.20%, 5/01/12 ...........................         4,000,000      4,588,360
    New York Blood Center, Inc. Project, Pre-Refunded, 7.25%, 5/01/22 ...........................         7,000,000      8,087,100
    St. Christopher Ottilie Project, 7.50%, 7/01/21..............................................         2,500,000      2,749,950
    The Lighthouse, Inc. Project, 6.50%, 7/01/22.................................................         8,000,000      8,552,800
 New York City Municipal Water Finance Authority, Water & Sewer System Revenue,
    Series A, 7.10%, 6/15/12.....................................................................        17,785,000     19,475,820
    Series A, 7.00%, 6/15/15.....................................................................         2,185,000      2,383,289
    Series A, 6.75%, 6/15/16.....................................................................         1,400,000      1,489,110
    Series A, 6.75%, 6/15/17.....................................................................        18,100,000     19,252,065
    Series A, 6.25%, 6/15/21.....................................................................           990,000      1,027,788
    Series A, 5.50%, 6/15/24.....................................................................        25,625,000     26,433,725
    Series A, Pre-Refunded, 7.10%, 6/15/12 ......................................................        17,915,000     19,618,179
    Series A, Pre-Refunded, 7.00%, 6/15/15 ......................................................           690,000        753,646
    Series A, Pre-Refunded, 6.125%, 6/15/20 .....................................................        39,015,000     43,711,626
    Series A, Pre-Refunded, 6.00%, 6/15/25 ......................................................         3,000,000      3,338,550
    Series B, 5.875%, 6/15/26 ...................................................................        10,250,000     10,918,300
    Series B, 5.25%, 6/15/29 ....................................................................        21,900,000     22,069,287
    Series B, Pre-Refunded, 6.25%, 6/15/20 ......................................................        41,190,000     46,889,048
    Series B, Pre-Refunded, 6.375%, 6/15/22......................................................        28,250,000     30,800,975
 New York Housing Corp. Revenue, Series A, 5.50%, 11/01/20.......................................         2,200,000      2,217,160
 New York State COP, Hanson Redevelopment Project,
    8.25%, 11/01/01 .............................................................................         6,075,000      6,648,845
    8.375%, 5/01/08 .............................................................................        18,045,000     21,705,789
 New York State Dormitory Authority Revenue,
    Bishop Henry B. Hucles Nursing Home, 6.00%, 7/01/24 .........................................         2,545,000      2,707,117
    City University System, Series 1, 5.625%, 7/01/19 ...........................................        10,000,000     10,199,900
    City University System, Series C, Pre-Refunded, 8.20%, 7/01/14 ..............................         2,000,000      2,045,760
    City University System, Series F, Pre-Refunded, 7.875%, 7/01/17 .............................        40,000,000     43,854,800
    City University System, Third General, 6.00%, 7/01/20 .......................................        13,000,000     13,765,180
    City University System, Third General, Series 2, 6.00%, 7/01/26..............................         6,020,000      6,364,705
    City University System, Third General, Series 2, Pre-Refunded, 6.00%, 7/01/26 ...............        11,300,000     12,717,698
    City University System, Third General, Residence 2, 6.20%, 7/01/22...........................         8,565,000      9,271,698
    City University System, Third General, Residence 2, Pre-Refunded, 6.20%, 7/01/22 ............        19,990,000     22,767,810
    City University System Consolidated, Series 1, 5.375%, 7/01/24 ..............................        27,920,000     27,954,342
    City University System Consolidated, Series C, 7.50%, 7/01/10 ...............................        14,900,000     18,414,612
    City University System Consolidated, Series C, 6.00%, 7/01/16 ...............................         8,900,000      9,025,757
    City University System Consolidated, Series C, Pre-Refunded, 6.00%, 7/01/16 .................         4,110,000      4,273,825
    City University System Consolidated, Series D, 7.00%, 7/01/09 ...............................         3,430,000      4,049,630
    City University System Consolidated, Third, Series 1, 5.25%, 7/01/25.........................        10,000,000      9,843,300
    Department of Education, Pre-Refunded, 7.75%, 7/01/21........................................         2,530,000      2,842,910
    Department of Health, 6.625%, 7/01/15 .......................................................           760,000        852,249
    Department of Health, 5.50%, 7/01/25.........................................................        61,100,000     61,756,214
    Department of Health, Pre-Refunded, 6.625%, 7/01/15 .........................................         4,595,000      5,308,787
    Department of Health, Pre-Refunded, 6.20%, 7/01/17...........................................        14,725,000     15,715,404
    Department of Health, Rosewell Park Cancer Center, Pre-Refunded, 6.625%, 7/01/24.............         9,175,000     10,600,245
    Department of Health, Veterans Home, 5.50%, 7/01/21..........................................         7,000,000      7,092,400
    Department of Health, Veterans Home, Pre-Refunded, 7.25%, 7/01/11............................         3,190,000      3,538,827
    Department of Health, Veterans Home, Pre-Refunded, 6.25%, 7/01/20............................         8,480,000      9,510,998
    Department of Health, Veterans Home, Pre-Refunded, 7.25%, 7/01/21............................         9,775,000     10,843,896
    Fashion Institute of Technology, 7.50%, 7/01/20..............................................         2,115,000      2,275,338
    Genessee Valley, Series A, 6.90%, 2/01/32....................................................         2,355,000      2,530,612
    Heritage House Nursing Center, 7.00%, 8/01/31................................................         2,355,000      2,556,470
    Interfaith Medical Center, Series D, 5.40%, 2/15/28 .........................................        16,525,000     16,426,676
    Long Island Jewish Medical Center, Series A, 7.75%, 8/15/27 .................................      $ 14,355,000   $ 14,688,036
    Long Island University, 6.25%, 9/01/23.......................................................        12,995,000     13,946,884
    Mental Health Services Facilities, Series A, 5.75%, 8/15/22 .................................         1,390,000      1,460,167
    Mental Health Services Facilities, Series A, 5.75%, 2/15/27 .................................         9,370,000      9,756,700
    Millard Fillmore Hospital, FHA Insured, 5.375%, 2/01/32......................................         7,995,000      8,104,931
    New York Medical College, Asset Guaranty, 6.875%, 7/01/21 ...................................         5,375,000      5,892,881
    Niagara Insured Mortgage, Nursing Home, MBIA Insured, 5.45%, 8/01/17.........................         2,500,000      2,569,275
    Niagara Insured Mortgage, Nursing Home, MBIA Insured, 5.55%, 8/01/27.........................         2,000,000      2,055,140
    Nursing Home, Arden Hill, FHA Insured, 5.85%, 8/01/26........................................         4,975,000      5,181,562
    Nursing Home, Center for Nursing, FHA Insured, 5.45%, 8/01/17 ...............................         1,000,000      1,008,770
    Nursing Home, Center for Nursing, FHA Insured, 5.55%, 8/01/37 ...............................         8,435,000      8,523,483
    Nursing Home, Wesley Garden, 6.125%, 8/01/35.................................................         2,000,000      2,137,900
    Nyack Hospital, 6.25%, 7/01/13...............................................................         3,000,000      3,244,500
    Our Lady of Mercy, Mortgage Revenue, FHA Insured, 6.30%, 8/01/32 ............................         5,835,000      6,245,492
    Refunding, Brookdale Hospital, Series J, 5.20%, 2/15/15......................................         4,950,000      4,889,759
    Refunding, Bronx / Lebanon Hospital, Series E, 5.20%, 2/15/15................................         4,230,000      4,187,742
    Refunding, Bronx / Lebanon Hospital, Series E, 5.20%, 2/15/16................................         3,465,000      3,421,306
    Refunding, City University System, Series U, 6.375%, 7/01/08.................................         1,140,000      1,232,591
    Refunding, City University System, Series U, Pre-Refunded, 6.375%, 7/01/08 ..................         1,745,000      1,922,187
    Refunding, City University System, Series U, Pre-Refunded, 6.70%, 7/01/09 ...................         5,405,000      6,008,360
    Refunding, City University Systems Consolidated, Second General, Series A, 6.00%, 7/01/17 ...        10,215,000     10,845,368
    Refunding, City University Systems Consolidated, Third General, Series A, 6.00%, 7/01/16.....        23,185,000     24,685,070
    Refunding, Manhattan College, 6.50%, 7/01/19 ................................................        19,390,000     20,766,884
    Refunding, Mental Health Services Facilities, 6.00%, 8/15/21.................................         1,800,000      1,927,548
    Refunding, Mental Health Services Facilities, Series B, 5.75%, 8/15/12.......................         2,165,000      2,292,583
    Refunding, Mental Health Services Facilities, Series B, 5.625%, 2/15/21......................         4,780,000      4,968,571
    Refunding, Mental Health Services Facilities, Series C, 5.25%, 2/15/19.......................        13,435,000     13,168,047
    Refunding, North General Hospital, Series G, 5.20%, 2/15/14 .................................         5,000,000      4,978,350
    Refunding, Nursing Home, St. John's Health Care Corp., 6.25%, 2/01/36 .......................        34,265,000     36,698,500
    Refunding, State University Educational Facilities, 5.125%, 5/15/27..........................        10,000,000      9,771,000
    Refunding, State University Educational Facilities, Series A, Pre-Refunded, 6.25%, 5/15/19 ..        17,670,000     19,983,533
    Refunding, Wycockoff Heights, Series H, 5.20%, 2/15/16 ......................................         5,820,000      5,720,420
    Schervier, Home Asset Guaranty, 5.50%, 7/01/17 ..............................................         5,520,000      5,671,910
    Schervier, Home Asset Guaranty, 5.50%, 7/01/27 ..............................................         5,250,000      5,336,835
    St. Agnes Hospital, Series A, 5.40%, 2/15/25.................................................         2,000,000      1,988,620
    St. Lukes Home Residential Health, Series A, 6.375%, 8/01/35 ................................         5,200,000      5,655,832
    State University Athletic Facilities, 7.25%, 7/01/12 ........................................         2,565,000      2,808,675
    State University Athletic Facilities, 7.25%, 7/01/21 ........................................         4,750,000      5,244,618
    State University Educational Facilities, Series B, 7.375%, 5/15/14 ..........................         7,025,000      7,562,202
    State University Educational Facilities, Series B, 7.00%, 5/15/16 ...........................         7,995,000      8,529,066
    State University Educational Facilities, Series B, Pre-Refunded, 6.25%, 5/15/14..............        27,730,000     31,049,558
    State University Educational Facilities, Series B, Pre-Refunded, 6.25%, 5/15/20 .............        60,795,000     68,072,769
    State University Educational Facilities, Series B, Pre-Refunded, 5.75%, 5/15/24..............         7,890,000      8,506,209
    The Highlands Living, 6.60%, 2/01/34.........................................................         3,845,000      4,166,519
    Upstate Community Colleges, Series A, 6.20%, 7/01/15 ........................................        12,910,000     14,094,363
    Upstate Community Colleges, Series A, 6.00%, 7/01/22 ........................................         7,000,000      7,503,300
    Upstate Community Colleges, Series A, 6.25%, 7/01/25 ........................................        42,310,000     45,603,410
    Upstate Community Colleges, Series A, 6.125%, 7/01/27 .......................................        11,845,000     12,747,826
    Upstate Community Colleges, Series A, Pre-Refunded, 7.60%, 7/01/20 ..........................         3,250,000      3,542,110
    Upstate Community Colleges, Series B, Pre-Refunded, 7.20%, 7/01/21...........................         1,000,000      1,107,920
    University Educational Facilities, 5.75%, 5/15/16 ...........................................         3,000,000      3,152,970
    University Educational Facilities, 5.50%, 5/15/26 ...........................................        31,750,000     32,680,275
    W.K. Nursing Home Corp, 6.05%, 2/01/26.......................................................         6,800,000      7,273,348
 New York State Energy Research & Development Authority,
  Facilities Revenue, Refunding, Consolidated Edison Co., Series A,
  6.10%, 8/15/20.................................................................................        11,820,000     12,733,922

 New York State Energy Research & Development Authority, PCR,
    Long Island Projects, 7.80%, 12/01/09 .......................................................       $ 3,300,000    $ 3,355,539
    Long Island Projects, Series A, 7.50%, 12/01/06..............................................         4,945,000      5,021,054
    Niagara Mohawk Power Corp. Project, Series 1, 8.875%, 11/01/25...............................        38,145,000     38,926,210
 New York State Environmental Facilities Corp., Special Obligation,
    PCR, New York City Municipal Water Finance Authority Project, Series E, 6.875%, 6/15/14 .....         1,190,000      1,355,565
    PCR, New York City Municipal Water Finance Authority Project,
  Pre-Refunded, 6.875%, 6/15/14 .................................................................         1,810,000      2,081,536
    Riverbank State Park, Pre-Refunded, 7.25%, 4/01/07 ..........................................         4,000,000      4,510,320
    Riverbank State Park, Pre-Refunded, 7.25%, 4/01/12 ..........................................         4,300,000      4,848,594
    Riverbank State Park, Pre-Refunded, 7.375%, 4/01/22 .........................................         5,000,000      5,659,850
 New York State HFA, Service Contract Obligation Revenue,
    Refunding, Series C, 6.00%, 9/15/21..........................................................        19,310,000     20,187,253
    Refunding, Series C, 5.50%, 9/15/22..........................................................        14,830,000     15,034,209
    Series A, 7.25%, 9/15/12.....................................................................           225,000        249,089
    Series A, 6.375%, 9/15/15 ...................................................................         5,000,000      5,507,300
    Series A, 5.50%, 9/15/22.....................................................................         3,000,000      3,026,730
    Series A, 6.50%, 3/15/24.....................................................................           330,000        360,842
    Series A, 6.50%, 3/15/25.....................................................................           860,000        951,530
    Series A, 6.00%, 3/15/26.....................................................................        16,725,000     17,764,961
    Series A, Pre-Refunded, 7.25%, 9/15/12 ......................................................         2,150,000      2,421,803
    Series A, Pre-Refunded, 7.80%, 9/15/20 ......................................................        24,000,000     26,596,720
    Series A, Pre-Refunded, 6.50%, 3/15/24 ......................................................        28,000,000     31,953,040
    Series A, Pre-Refunded, 6.50%, 3/15/25 ......................................................        10,410,000     12,016,367
    Series C, 6.30%, 9/15/12.....................................................................           310,000        335,101
    Series C, 6.125%, 3/15/20 ...................................................................        99,760,000    105,347,558
    Series C, 6.30%, 3/15/22.....................................................................         1,985,000      2,128,059
    Series C, 5.50%, 3/15/25.....................................................................        17,015,000     17,219,520
 New York State HFA Revenue,
    Adult Care, Series A, FHA Insured, Pre-Refunded, 7.85%, 2/15/30 .............................         1,975,000      2,163,020
    Children's Rescue Fund Housing, Series A, 7.625%, 5/01/18....................................         5,285,000      5,610,450
    MFHR, Second Mortgage, Series A, 7.00%, 8/15/23 .............................................         4,245,000      4,537,863
    MFHR, Second Mortgage, Series C, 6.60%, 8/15/27 .............................................         5,500,000      5,926,030
    MFHR, Second Mortgage, Series D, 6.25%, 8/15/23 .............................................         2,500,000      2,634,650
    MFHR, Second Mortgage, Series E, 6.75%, 8/15/25 .............................................         7,005,000      7,470,132
    MFMR, Series A, FHA Insured, 7.00%, 8/15/22..................................................         4,885,000      5,245,122
    MFMR, Series A, FHA Insured, 7.10%, 8/15/35..................................................         8,630,000      9,237,293
    MFMR, Series B, AMBAC Insured, 6.25%, 8/15/14 ...............................................         2,760,000      2,986,044
    MFMR, Series B, AMBAC Insured, 6.35%, 8/15/23 ...............................................        34,515,000     37,266,191
    MFMR, Series B, FHA Insured, 8.50%, 5/15/28..................................................        12,575,000     12,584,306
    MFMR, Series C, FHA Insured, 6.50%, 8/15/24..................................................         6,870,000      7,321,222
    Refunding, Health Facilities of New York City, Series A, 6.00%, 5/01/07......................        11,200,000     12,021,744
    Refunding, Health Facilities of New York City, Series A, 6.00%, 11/01/08.....................         2,400,000      2,568,072
    Refunding, Health Facilities of New York City, Series A, 8.00%, 11/01/08 ....................        16,240,000     17,839,315
    Refunding, Health Facilities of New York City, Series A, Pre-Refunded, 8.00%, 11/01/08 ......        80,410,000     89,288,872
    Refunding, Housing Project Mortgage, Series A, 6.10%, 11/01/15 ..............................        25,650,000     27,357,264
    Refunding, Housing Project Mortgage, Series A, 6.125%, 11/01/20 .............................        31,145,000     33,153,853
    Refunding, MFMR, Series C, FHA Insured, 6.45%, 8/15/14 ......................................         1,000,000      1,065,770
 New York State Local Government Assistance Corp.,
    Series A, 6.00%, 4/01/24.....................................................................        12,200,000     13,034,236
    Series B, Pre-Refunded, 6.50%, 4/01/20 ......................................................        10,120,000     10,970,282
    Series C, Pre-Refunded, 6.50%, 4/01/15 ......................................................        10,000,000     10,661,400
 New York State Medical Care Facilities Finance Agency,
    Albany Medical Center, Alice Hyde Project, Mortgage Revenue,
 Series A, FHA Insured, Pre-Refunded, 8.00%, 2/15/28.............................................        43,465,000     44,669,415
    Buffalo General Hospital, Mortgage Revenue, Series C, FHA Insured, Pre-Refunded, 7.70%, 2/15/22       3,500,000      3,597,265
    Hospital & Nursing Home, Methodist Medical Center, Series A, FHA Insured, 6.70%, 8/15/23.....         5,500,000      5,939,120
    Hospital & Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.125%, 2/15/15 ...........         6,415,000      6,905,555
    Hospital & Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.20%, 2/15/21.............         8,330,000      8,949,752
    Hospital & Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.30%, 8/15/23 ............       $ 9,000,000    $ 9,552,510
    Hospital & Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.25%, 2/15/27.............        12,235,000     13,149,933
    Hospital & Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.20%, 2/15/28 ............        26,910,000     28,953,545
    Hospital & Nursing Home, Mortgage Revenue, Series A, FHA Insured, 7.45%, 8/15/31 ............        28,690,000     31,726,263
    Hospital & Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.375%, 8/15/33............         7,940,000      8,396,947
    Hospital & Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.50%, 2/15/34 ............        11,445,000     12,352,245
    Hospital & Nursing Home, Mortgage Revenue, Series B, FHA Insured, 8.875%, 8/15/27............        11,965,000     12,248,571
    Hospital & Nursing Home, Mortgage Revenue, Series B, FHA Insured, 8.00%, 2/15/28.............        33,060,000     33,991,961
    Hospital & Nursing Home, Mortgage Revenue, Series B, FHA Insured, Pre-Refunded, 6.95%, 2/15/32       24,000,000     26,019,840
    Hospital & Nursing Home, Mortgage Revenue, Series C, FHA Insured, 6.50%, 8/15/21.............         8,000,000      8,795,040
    Hospital & Nursing Home, Mortgage Revenue, Series C, FHA Insured, 9.00%, 2/15/26.............         1,795,000      1,813,776
    Hospital & Nursing Home, Mortgage Revenue, Series C, FHA Insured, 6.20%, 8/15/23.............        21,540,000     23,196,641
    Hospital & Nursing Home, Mortgage Revenue, Series C, FHA Insured, 6.375%, 8/15/29............        86,865,000     92,674,531
    Hospital & Nursing Home, Mortgage Revenue, Series C, FHA Insured, Pre-Refunded, 6.65%, 8/15/32       15,000,000     16,157,700
    Hospital & Nursing Home, Mortgage Revenue, Series D, FHA Insured, 6.60%, 2/15/31.............        13,375,000     14,431,358
    Hospital & Nursing Home, Mortgage Revenue, Series D, FHA Insured, Pre-Refunded, 6.45%, 2/15/32       55,500,000     61,684,365
    Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.80%, 8/15/24.....................         3,200,000      3,719,456
    Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.50%, 8/15/29.....................         5,125,000      5,868,125
    Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.90%, 8/15/34.....................        31,210,000     36,456,401
    Huntington Hospital Mortgage, Refunding, Project A, 6.50%, 11/01/14 .........................         4,000,000      4,353,760
    Medina Memorial Hospital Project, Series A, 7.30%, 5/01/11 ..................................         2,670,000      2,895,695
    Mental Health Services Facilities, Series A, Pre-Refunded, 8.875%, 8/15/07 ..................        25,960,000     26,589,270
    Mental Health Services Facilities, Series A, Pre-Refunded, 7.70%, 2/15/18 ...................         3,405,000      3,498,059
    Mortgage Revenue Project, Series A, 6.50%, 2/15/35...........................................         3,800,000      4,157,124
    Mortgage Revenue Project, Series B, FHA Insured, 6.15%, 2/15/25 .............................         9,060,000      9,714,313
    Mortgage Revenue Project, Series B, FHA Insured, 6.15%, 2/15/35 .............................         2,200,000      2,350,898
    Mortgage Revenue Project, Series B, 6.60%, 8/15/34...........................................        23,775,000     25,902,863
    Mortgage Revenue Project, Series C, 6.375%, 8/15/29..........................................        10,200,000     11,080,872
    Mortgage Revenue Project, Series D, FHA Insured, 6.20%, 2/15/35 .............................         6,250,000      6,750,313
    Mortgage Revenue Project, Series E, FHA Insured, 6.375%, 2/15/35 ............................        13,200,000     14,344,308
    Mortgage Revenue Project, Series F, FHA Insured, 6.30%, 8/15/25..............................        16,400,000     17,914,540
    Mortgage Revenue Project, Series F, FHA Insured, 6.375%, 8/15/34.............................        21,050,000     22,888,086
    North General Hospital, Series A, Pre-Refunded, 7.35%, 8/15/09...............................         5,380,000      5,706,351
    Refunding, Beth Israel Medical Center Project, Series A, Pre-Refunded, 7.20%, 11/01/14.......         9,145,000      9,244,315
    Refunding, Hospital & Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.20%, 2/15/23 .         5,050,000      5,371,887
    Refunding, Hospital & Nursing Home, Mortgage Revenue, Series B, 6.25%, 2/15/25...............         2,635,000      2,863,771
    Refunding, Hospital & Nursing Home, Mortgage Revenue, Series B, FHA Insured, 6.25%, 2/15/35 .         4,745,000      5,112,121
    Refunding, Hospital & Nursing Home, Series B, 6.125%, 8/15/24................................        30,000,000     32,136,000
    Refunding, Nyack Hospital Project Revenue, Series A, Pre-Refunded, 8.30%, 11/01/13 ..........         6,400,000      6,645,376
    Saranac Lake General Hospital Project Revenue, Series A, 7.875%, 11/01/10 ...................         1,545,000      1,693,397
    Second Mortgage, Health Care Project Revenue, Series B, 6.35%, 11/01/14......................         1,410,000      1,501,058
    Secured Hospital Revenue, North General Hospital, Series A, Pre-Refunded, 7.40%, 2/15/19 ....        72,180,000     76,600,303
    Secured Hospital Revenue, Series A, 6.25%, 2/15/24...........................................        16,770,000     17,937,863
    Secured Hospital Revenue, Series A, Pre-Refunded, 7.35%, 8/15/11.............................        22,150,000     24,710,762
    Secured Hospital Revenue, Series A, Pre-Refunded, 7.40%, 8/15/21.............................        55,225,000     61,691,848
    Security Mortgage Program Revenue, Adult Day Care, 6.375%, 11/15/20..........................        19,315,000     21,128,099
    The Hospital for Special Surgery Revenue, Series A, 6.375%, 8/15/24..........................         6,025,000      6,550,139
    The Hospital for Special Surgery Revenue, Series A, 6.45%, 8/15/34...........................        36,650,000     39,641,740
 New York State Mortgage Agency, HMR,
    8th Series D, 8.375%, 10/01/17...............................................................         1,730,000      1,776,537
    8th Series E, 8.10%, 10/01/17................................................................         4,885,000      5,015,234
    10th Series A, 8.10%, 4/01/14................................................................         3,975,000      4,082,683
    29th Series B, 6.45%, 4/01/15................................................................        17,250,000     18,310,013
    37th Series A, 6.375%, 10/01/14 .............................................................         6,225,000      6,725,864
    37th Series A, 6.45%, 10/01/17...............................................................         9,000,000      9,710,100
    Series 51, 6.40%, 10/01/17...................................................................         9,945,000     10,800,071
    Series BB-2, 7.95%, 10/01/15 ................................................................       $ 6,560,000    $ 6,667,912
    Series FF, 7.95%, 10/01/14...................................................................         2,835,000      2,885,832
    Series OO, 8.05%, 10/01/11...................................................................         1,335,000      1,404,073
    Series RR, 7.75%, 10/01/17...................................................................        14,650,000     15,433,043
 New York State Mortgage Agency Revenue,
    8th Series A, 6.875%, 4/01/17 ...............................................................        13,685,000     13,713,602
    Homeowners Mortgage, Series 27, 6.90%, 4/01/15 ..............................................         5,000,000      5,453,100
    Homeowners Mortgage, Series 41, 6.50%, 10/01/17 .............................................         9,880,000     10,684,726
    Homeowners Mortgage, Series 43, MBIA Insured, 6.45%, 10/01/17................................         3,800,000      4,156,022
    Homeowners Mortgage, Series 45, 7.20%, 10/01/17 .............................................        23,730,000     26,136,934
    Homeowners Mortgage, Series 47, 6.375%, 10/01/17.............................................        26,780,000     28,942,753
    Homeowners Mortgage, Series 57, 6.25%, 10/01/15 .............................................        10,000,000     10,823,100
    Homeowners Mortgage, Series 57, 6.30%, 10/01/17 .............................................         7,330,000      7,968,003
    Homeowners Mortgage, Series 57, 6.375%, 10/01/27.............................................         8,590,000      9,320,236
    Homeowners Mortgage, Series 61, 5.90%, 4/01/27...............................................         4,040,000      4,227,456
 New York State Tollway Authority, General Revenue, Series D, 5.375%, 1/01/27 ...................         5,975,000      6,058,949
 New York State Tollway Authority, Service Contract Revenue, Local Highway & Bridge,
    6.20%, 4/01/10 ..............................................................................        12,630,000     13,643,052
    6.25%, 4/01/14 ..............................................................................        23,970,000     26,098,057
    Pre-Refunded, 7.25%, 1/01/10.................................................................         1,300,000      1,425,918
 New York State Urban Development Corp., Refunding,
    5.375%, 7/01/22..............................................................................        34,900,000     35,400,117
    5.60%, 7/01/26...............................................................................         9,750,000     10,013,933
 New York State Urban Development Corp. Revenue,
    Cornell Center Project, 6.00%, 1/01/14.......................................................         4,500,000      4,718,565
    Correctional Capital Facilities, Series 4, 5.375%, 1/01/23...................................        11,210,000     11,233,653
    Correctional Capital Facilities, Series 5, Pre-Refunded, 6.25%, 1/01/20 .....................        81,350,000     91,581,390
    Correctional Capital Facilities, Series 6, 5.625%, 1/01/17...................................         3,255,000      3,331,037
    Correctional Capital Facilities, Series 6, 5.375%, 1/01/25 ..................................        14,260,000     14,275,116
    Correctional Capital Facilities, Series 7, 5.70%, 1/01/16 ...................................         3,000,000      3,133,110
    Correctional Capital Facilities, Series 7, 5.70%, 1/01/27 ...................................        56,950,000     58,495,054
    Refunding, Onondaga County Convention Project, 6.25%, 1/01/20 ...............................        28,325,000     30,566,924
    Youth Facilities, 6.00%, 4/01/15.............................................................         8,500,000      9,031,420
 North County Development Authority, Solid Waste Systems Revenue,
 Pre-Refunded, 6.75%, 7/01/12 ...................................................................         5,145,000      5,401,272
 Oneida Health Care Corp., Mortgage Revenue, Oneida Health Care,
 Series A, 7.20%, 8/01/31........................................................................         2,155,000      2,300,592
 Oneida-Herkimer, Solid Waste Management Authority,
 Solid Waste Systems Revenue,
    6.20%, 4/01/00...............................................................................         1,390,000      1,428,698
    6.30%, 4/01/01...............................................................................         1,035,000      1,072,736
    6.40%, 4/01/02...............................................................................         1,930,000      2,019,475
    6.50%, 4/01/03...............................................................................         2,075,000      2,197,736
    6.65%, 4/01/05...............................................................................         1,115,000      1,197,566
    6.75%, 4/01/14...............................................................................        20,755,000     22,095,565
 Oswego County IDA, Civic Facilities Revenue,
 St. Luke Residential Health, 5.40%, 2/01/38 ....................................................         2,750,000      2,761,578
 Port Authority of New York and New Jersey Revenue,
    Consolidated 67th Series, 6.875%, 1/01/25....................................................         1,675,000      1,759,638
    Consolidated 74th Series, 6.75%, 8/01/26.....................................................         4,400,000      4,740,032
 Port Authority of New York and New Jersey, Delta Air Lines
  Special Project, Series 1, 6.95%, 6/01/08 .....................................................        17,000,000     18,641,010
 Port Jervis IDA, Mercy Community Hospital Revenue,
  Franciscan Health Partnership, 5.50%, 11/01/16.................................................         1,000,000      1,005,840
 Puerto Rico Commonwealth Highway and Transportation
 Authority, Highway Revenue, Series Y, 5.00%, 7/01/36............................................         4,000,000      3,919,720
 Puerto Rico Commonwealth Urban Renewal and Housing Corp.
 , Refunding, 7.875%, 10/01/04...................................................................         8,100,000      8,623,260
 Puerto Rico Electric Power Authority Revenue,
    Series T, 6.375%, 7/01/24....................................................................        15,565,000     17,695,537
    Series T, Pre-Refunded, 6.375%, 7/01/24......................................................         5,575,000      6,031,927
 Puerto Rico Industrial, Medical & Environmental Facilities, PCFA,
    Baxter Travenol Labs, Series A, 8.00%, 9/01/12...............................................         1,000,000      1,039,830
    Special Facilities, American Airlines Corp., Series A, 6.45%, 12/01/25 ......................        21,015,000     22,965,192
 Puerto Rico Municipal Finance Agency, Series A, 6.50%, 7/01/19 .................................      $ 11,000,000   $ 12,252,790
 Rensselaer Municipal Leasing Corp., Leasehold Mortgage Revenue,
  Rensselaer County Nursing Home,
    Series A, 6.90%, 6/01/24.....................................................................        10,000,000     11,089,400
    Series B, 6.90%, 6/01/24 ....................................................................         3,345,000      3,709,404
 Schenectady Municipal Housing Authority Revenue,
 Annie Schaffer Senior Center, Inc. Project, 6.45%, 5/01/24 .....................................         4,230,000      4,656,088
 Suffolk County IDA, Civic Facilities Revenue,
 Dowling College, Pre-Refunded, 8.25%, 12/01/20..................................................         4,570,000      5,109,534
 Sunnybrook Elderly Housing Corp., Mortgage Revenue,
  Sunnybrook Apartments Project, 11.25%, 12/01/14 ...............................................         1,275,000      1,324,037
 Syracuse IDA, Civic Facility Revenue,
    Crouse Health Hospital, Inc., Project A, 5.25%, 1/01/16 .....................................         1,500,000      1,466,265
    Crouse Health Hospital, Inc., Project A, 5.375%, 1/01/23.....................................         3,760,000      3,716,835
    St. Joseph's Hospital Health Center Project, Pre-Refunded, 7.50%, 6/01/18....................         2,000,000      2,228,200
 Triborough Bridge & Tunnel Authority, Revenue General Purpose, Series B, 5.20%, 1/01/22.........         8,945,000      8,966,200
 Ulster County Resource Recovery Agency, Solid Waste Systems Revenue, 6.00%, 3/01/14 ............         8,620,000      9,052,207
 Virgin Islands Public Finance Authority Revenue, Refunding, Series A,
    5.50%, 10/01/15..............................................................................         2,500,000      2,560,550
    5.50%, 10/01/18..............................................................................         2,500,000      2,546,900
 Virgin Islands Water and Power Authority Electric System, Series A, 7.40%, 7/01/11 .............         2,985,000      3,218,576
 Warren and Washington Counties IDA Revenue, Refunding,
  Adirondack Resource Recovery Project, Series A, 7.90%, 12/15/07 ...............................        36,555,000     38,020,124
 Yonkers GO, Series A,
    9.20%, 2/01/01...............................................................................           500,000        556,140
    9.20%, 2/01/03...............................................................................         1,090,000      1,278,614
    9.20%, 2/01/04...............................................................................         1,095,000      1,315,610
    9.20%, 2/01/05...............................................................................         1,095,000      1,341,572
                                                                                                                    --------------
 Total Bonds (Cost $4,389,229,247)...............................................................                    4,754,227,662
                                                                                                                    --------------
 Zero Coupon/Step-Up Bonds 1.9%
 Erie County Water Authority, Water Revenue, Refunding,
  Fourth Resolution, Pre-Refunded, AMBAC Insured, 0.00%, 12/01/17................................         1,120,000        276,931
 Metropolitan Transportation Authority, Refunding,
    Commuter Facilities Revenue, Series 7, 0.00%, 7/01/10 .......................................         7,500,000      4,174,650
    Commuter Facilities Revenue, Series 7, 0.00%, 7/01/11 .......................................         7,590,000      4,029,911
    Commuter Facilities Revenue, Series 7, 0.00%, 7/01/13 .......................................         2,065,000        973,503
    Transit Facilities Revenue, Series 7, 0.00%, 7/01/09 ........................................        13,125,000      7,718,681
    Transit Facilities Revenue, Series 7, 0.00%, 7/01/10 ........................................         9,000,000      5,009,580
    Transit Facilities Revenue, Series 7, 0.00%, 7/01/11 ........................................        21,200,000     11,198,688
    Transit Facilities Revenue, Series 7, 0.00%, 7/01/12 ........................................        15,380,000      7,684,463
    Transit Facilities Revenue, Series 7, 0.00%, 7/01/13 ........................................         7,935,000      3,740,797
 New York City GO,
    Citysavers, Series B, 0.00%, 8/01/09 ........................................................         8,875,000      5,221,251
    Citysavers, Series B, 0.00%, 6/01/12 ........................................................         1,030,000        510,437
    Citysavers, Series B, 0.00%, 12/01/12 .......................................................         1,030,000        497,789
    Citysavers, Series B, 0.00%, 6/01/13 ........................................................         1,030,000        481,927
    Citysavers, Series B, 0.00%, 12/01/13 .......................................................         1,030,000        469,876
    Citysavers, Series B, 0.00%, 6/01/14 ........................................................         1,030,000        454,560
    Citysavers, Series B, 0.00%, 12/01/14 .......................................................         1,030,000        443,085
    Citysavers, Series B, 0.00%, 6/01/15 ........................................................         1,030,000        428,336
    Citysavers, Series B, 0.00%, 12/01/15 .......................................................         1,030,000        417,428
    Citysavers, Series B, 0.00%, 6/01/16 ........................................................         1,030,000        406,788
    Citysavers, Series B, 0.00%, 12/01/16 .......................................................         1,030,000        396,416
    Citysavers, Series B, 0.00%, 6/01/17 ........................................................         1,030,000        384,180
    Citysavers, Series B, 0.00%, 12/01/17 .......................................................         1,030,000        374,333
    Citysavers, Series B, 0.00%, 6/01/18 ........................................................         1,030,000        363,322
    Citysavers, Series B, 0.00%, 12/01/18 .......................................................         1,005,000        345,388
    Citysavers, Series B, 0.00%, 6/01/19 ........................................................         1,030,000        344,875
    Citysavers, Series B, 0.00%, 12/01/19 .......................................................         1,030,000        335,996
    Citysavers, Series B, 0.00%, 6/01/20 ........................................................        10,000,000      3,178,200
    M-Raes, Series 29, 0.00% to 3/15/00, 8.00% thereafter, 3/15/12 ..............................         2,500,000      2,360,325
    M-Raes, Series 30, 0.00% to 3/15/00, 8.00% thereafter, 3/15/13 ..............................         3,875,000      3,658,504
    M-Raes, Series 36, 0.00% to 10/01/02, 7.00% thereafter, 10/01/14 ............................        17,400,000     14,290,794
    Series A-2, 0.00%, 8/01/10...................................................................         2,690,000      1,496,608
 Orangetown New York Housing Authority Facilities Revenue,
 Refunding, Senior Housing Center Project, MBIA Insured,
  0.00%, 4/01/30 ................................................................................      $ 21,170,000    $ 3,895,280
 Triborough Bridge and Tunnel Authority, Convention Center Project,
  Series E, 0.00%, 1/01/12.......................................................................        21,625,000     11,044,952
                                                                                                                    --------------
 Total Zero Coupon/Step-Up Bonds (Cost $79,386,510) .............................................                       96,607,854
                                                                                                                    --------------
 Total Long Term Investments (Cost $4,468,615,757) ..............................................                    4,850,835,516
                                                                                                                    --------------

    aShort Term Investments .1%
    New York City Municipal Water Finance Authority,
  Water and Sewer System Revenue, Daily VRDN and Put,
    Series C, 4.00%, 6/15/22.....................................................................         3,300,000      3,300,000
    Series G, 3.95%, 6/15/24.....................................................................           100,000        100,000
 New York State Energy Research and Development Authority, PCR,
  Refunding, Electric and Gas, Daily VRDN and Put,
  3.85%, 02/01/29................................................................................         1,000,000      1,000,000
                                                                                                                    --------------
 Total Short Term Investments (Cost $4,400,000) .................................................                        4,400,000
                                                                                                                    --------------
 Total Investments (Cost $4,473,015,757) 98.4% ..................................................                    4,855,235,516
                                                                                                                    --------------
 Other Assets, less Liabilities 1.6% ............................................................                       77,585,805
                                                                                                                    --------------
 Net Assets 100.0% ..............................................................................                   $4,932,821,321
                                                                                                                    ==============

See glossary of terms on page 24.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

Glossary of Terms

AMBAC  -American Municipal Bond Assurance Corp.
COP    -Certificate of Participation
FHA    -Federal Housing Authority/Agency
FSA    -Financial Security Assistance (some of the securities shown as FSA
        Insured were originally insured by Capital
        Guaranty Insurance Co. (CGIC) which was acquired by FSA
        in 1995 and no longer does business under this name).
GO     -General Obligation
HDC    -Housing Development Corp.
HFA    -Housing Finance Authority/Agency
HMR    -Home Mortgage Revenue
IDA    -Industrial Development Authority/Agency
MBIA   -Municipal Bond Investors Assurance Corp.
MFHR   -Multi-Family Housing Revenue
MFR    -Multi-Family Revenue
MFMR   -Multi-Family Mortgage Revenue
PCFA   -Pollution Control Financing Authority
PCR    -Pollution Control Revenue



FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements

Statement of Assets and Liabilities
May 31, 1998

Assets:
 Investments in securities, at value (cost $4,473,015,757).............................................  $4,855,235,516
 Cash .................................................................................................          45,991
 Receivables:
Investment securities sold ............................................................................       1,704,376
Capital shares sold ...................................................................................       4,550,958
Interest ..............................................................................................      83,764,620
                                                                                                       ----------------
Total assets ..........................................................................................   4,945,301,461
                                                                                                       ----------------
Liabilities:
 Payables:
Investment securities purchased .......................................................................       1,007,736
Capital shares redeemed ...............................................................................       3,706,674
Affiliates ............................................................................................       2,645,277
Shareholders ..........................................................................................       4,948,010
 Other liabilities ....................................................................................         172,443
                                                                                                       ----------------
Total liabilities......................................................................................      12,480,140
                                                                                                       ----------------
 Net assets, at value .................................................................................  $4,932,821,321
                                                                                                       ================
Net assets consist of:
 Undistributed net investment income...................................................................       3,934,187
 Net unrealized appreciation...........................................................................     382,219,759
 Accumulated net realized gain.........................................................................      26,805,379
 Capital shares .......................................................................................   4,519,861,996
                                                                                                       ----------------
 Net assets, at value .................................................................................  $4,932,821,321
                                                                                                       ================
Class I:
 Net asset value per share ($4,824,134,773 / 399,459,910 shares outstanding)*..........................          $12.08
                                                                                                       ================
 Maximum offering price per share ($12.08 / 95.75%)....................................................          $12.62
                                                                                                       ================
Class II:
 Net asset value per share ($108,686,548 / 9,003,572 shares outstanding)*..............................          $12.07
                                                                                                       ================
 Maximum offering price per share ($12.07 / 99.00%)....................................................          $12.19
                                                                                                       ================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                                            See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements (continued)



Statement of Operations
for the year ended May 31, 1998

Investment income:
 Interest.....................................................................................              $300,025,873
Expenses:
 Management fees (Note 3).....................................................................  $ 22,245,150
 Distribution fees (Note 3)
  Class I ....................................................................................     3,384,405
  Class II....................................................................................       590,867
 Transfer agent fees (Note 3) ................................................................     1,703,821
 Custodian fees...............................................................................        50,656
 Reports to shareholders .....................................................................       527,990
 Registration and filing fees.................................................................        22,480
 Professional fees ...........................................................................       146,601
 Trustees' fees and expenses..................................................................        62,641
 Other........................................................................................       134,788
                                                                                               -------------
Total expenses ...............................................................................               28,869,399
                                                                                                            -----------
 Net investment income .......................................................................              271,156,474
                                                                                                            -----------
Realized and unrealized gains:
 Net realized gain from investments...........................................................    45,293,825
 Net unrealized appreciation on investments ..................................................   139,361,103
                                                                                               -------------
Net realized and unrealized gains.............................................................              184,654,928
                                                                                                            -----------
Net increase in net assets resulting from operations .........................................             $455,811,402
                                                                                                            ===========


                                            See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements (continued)



Statements of Changes in Net Assets
for the years ended May 31, 1998 and 1997

                                                                                              1998            1997
Increase (decrease) in net assets:
 Operations:
  Net investment income...............................................................   $ 271,156,474   $ 281,045,314
  Net realized gain (loss) from investments...........................................      45,293,825      (2,607,119)
  Net unrealized appreciation on investments..........................................     139,361,103      95,305,025
                                                                                        -------------------------------
Net increase in net assets resulting from operations .................................     455,811,402     373,743,220
 Distributions to shareholders from:
  Net investment income:
 Class I..............................................................................    (264,830,442)   (278,715,300)
 Class II.............................................................................      (4,425,343)     (2,919,445)
  Net realized gains:
 Class I..............................................................................     (14,121,098)    (10,650,658)
 Class II.............................................................................        (267,394)       (126,948)
                                                                                        -------------------------------
 Total distributions to shareholders .................................................    (283,644,277)   (292,412,351)
 Capital share transactions: (Note 2)
  Class I.............................................................................     (49,693,259)    (85,103,028)
  Class II............................................................................      31,407,102      34,182,724
                                                                                        -------------------------------
 Total capital share transactions ....................................................     (18,286,157)    (50,920,304)

Net increase in net assets ...........................................................     153,880,968      30,410,565
Net assets:
 Beginning of year....................................................................   4,778,940,353   4,748,529,788
                                                                                        -------------------------------
 End of year..........................................................................  $4,932,821,321  $4,778,940,353
                                                                                        ===============================
Undistributed net investment income included in net assets:
 End of year..........................................................................     $ 3,934,187     $ 2,033,498
                                                                                        ===============================



                                            See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

The Fund offers two classes of shares: Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At May 31, 1998, there were 2,500,000,000 shares authorized ($.01 par value) for each class. Transactions in the Fund's shares were as follows:



                                                                                   Year ended May 31,
                                                            -------------------------------------------------------------
                                                                        1998                             1997
                                                            -------------------------------------------------------------
                                                               Shares        Amount             Shares        Amount
                                                            -------------------------------------------------------------
Class I Shares:
 Shares sold..............................................   30,145,107     $359,395,945       32,064,194    $370,632,540
 Shares issued in reinvestment of distributions ..........   10,819,907      128,475,365       11,481,161     132,524,371
 Shares redeemed .........................................  (45,127,295)    (537,564,569)     (50,892,502)   (588,259,939)
                                                            -------------------------------------------------------------
 Net decrease ............................................   (4,162,281)   $ (49,693,259)      (7,347,147)  $ (85,103,028)
                                                            =============================================================
Class II Shares:
 Shares sold..............................................    3,322,782     $ 39,628,686        3,577,561    $ 41,341,369
 Shares issued in reinvestment of distributions ..........      249,898        2,969,445          159,659       1,843,398
 Shares redeemed .........................................     (937,667)     (11,191,029)        (778,579)     (9,002,043)
                                                            -------------------------------------------------------------
 Net increase.............................................    2,635,013     $ 31,407,102        2,958,641    $ 34,182,724
                                                            =============================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin Investment Advisory Services, Inc. (Investment Advisory), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to Investment Advisory based on the average net assets of the Fund as follows:

      Annualized Fee Rate  Month-End Net Assets
           .625%       First $100 million
           .500%       Over $100 million, up to and including $250 million
           .450%       Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Investment Advisory, FT Services provides administrative services to the Fund. The fee is paid by Investment Advisory based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors, up to .10% and .65% per year of its average daily net asset of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the year of $201,597 and $16,090, respectively.

The Fund paid shareholder servicing fees of $1,703,821, of which $1,583,043 was paid to Investor Services.

During the year ended May 31, 1998, legal fees of $29,958 were paid to a law firm in which an officer of the Fund is a partner.

4.  INCOME TAXES

At May 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $4,474,079,316 was as follows:

      Unrealized appreciation................ $ 381,380,336
      Unrealized depreciation................      (224,136)
                                             --------------
      Net unrealized appreciation............ $ 381,156,200
                                             ==============

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended May 31, 1998 aggregated $891,480,921 and $931,906,617, respectively.


6. CREDIT RISK

The Fund has investments in excess of 10% of its total net assets in the state of New York. Such concentration may subject the Fund more significantly to economic changes occurring within that state.



FRANKLIN NEW YORK TAX-FREE INCOME FUND
Independent Auditor's Report


To the Shareholders and Board of Trustees of Franklin New York Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities of the Franklin New York Tax-Free Income Fund (the Fund), including the Fund's statement of investments, as of May 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

San Francisco, California

June 30, 1998


FRANKLIN NEW YORK TAX-FREE INCOME FUND
Tax Information

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $42,257,432 as a 20% rate capital gain dividend for the fiscal year ended May 31, 1998.

Under Section 852(b)(5)(A) of the Internal Revenue Code, the fund hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 1998.



Franklin New York Tax-Free Income Fund
Annual Report
May 31, 1998

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This graph compares the Bond Buyer 40 Yield to Maturity vs. the 30-Year Constant Maturity Treasury Bond for the 1-year period ending 5/31/98

           Bond Buyer 40 Yield to Maturity
30-Year Constant Maturity Treasury Bond
6/97       5.69%                       6.80%
7/97       5.40%                       6.30%
8/97       5.55%                       6.61%
9/97       5.47%                       6.41%
10/97      5.40%                       6.17%
11/97      5.36%                       6.04%
12/97      5.25%                       5.93%
1/98       5.19%                       5.82%
2/98       5.24%                       5.92%
3/98       5.27%                       5.94%
4/98       5.39%                       5.95%
5/98       5.22%                       5.81%



GRAPHIC MATERIAL (2)
This chart shows the portfolio breakdown by sector and percent of total long-term investments for the Franklin New York Tax-Free Income Fund on 5/31/98

Prerefunded                             23.4%
Hospitals                               16.1%
Housing                                 15.3%
Transportation                           9.4%
Health Care                              9.2%
Utilities                                8.7%
Education                                7.5%
Other Revenue                            4.9%
General Obligations                      4.1%
Certificates of Participation            0.8%
Industrial                               0.3%
Sales Tax                                0.3%

GRAPHIC MATERIAL (3)

This chart shows in pie format the credit quality breakdown of the Franklin New York Tax-Free Income Fund based on total long-term investments as of 5/31/98.

AAA                         37.3%
AA                          15.0%
A                           20.0%
BBB                         26.9%
Below Investment
Grade                        0.8%

GRAPHIC MATERIAL (4)

This chart shows in bar format the comparison between Franklin New York Tax-Free Income Fund's Class I distribution rate of 5.23% and the taxable equivalent rate of 9.30% for New York State Residents and 9.76% for New York City Residents on 5/31/98.

GRAPHIC MATERIAL (5)

This chart shows the dividend distributions for Franklin New York Tax-Free Income Fund's Class I shares from 6/1/97 to 5/31/98.

June                         5.5 cents
July                         5.5 cents
August                       5.5 cents
September                    5.5 cents
October                      5.5 cents
November                     5.5 cents
December                     5.5 cents
January                      5.5 cents
February                     5.5 cents
March                        5.5 cents
April                        5.5 cents
May                          5.5 cents
Total                       66.0 cents

GRAPHIC MATERIAL (6)

The following line graph compares the performance of the Franklin New York Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 6/1/88 to 5/31/98.

               Franklin New York             Lehman Brothers           CPI
Date           Tax-Free                    Municipal Bond Index
               Income Fund-Class I

6/1/88        9,572                        10,000                  10,000
6/30/88       9,755              1.46%     10,146        0.43%     10,043
7/31/88       9,792              0.65%     10,212        0.42%     10,085
8/31/88       9,857              0.09%     10,221        0.42%     10,128
9/30/88      10,062              1.81%     10,406        0.67%     10,195
10/31/88     10,278              1.76%     10,589        0.33%     10,229
11/30/88     10,179             -0.92%     10,492        0.08%     10,237
12/31/88     10,299              1.02%     10,599        0.17%     10,255
1/31/89      10,458              2.07%     10,818        0.50%     10,306
2/28/89      10,387             -1.14%     10,695        0.41%     10,348
3/31/89      10,383             -0.24%     10,669        0.58%     10,408
4/30/89      10,623              2.37%     10,922        0.65%     10,476
5/31/89      10,845              2.08%     11,149        0.57%     10,536
6/30/89      10,979              1.36%     11,301        0.24%     10,561
7/31/89      11,084              1.36%     11,455        0.24%     10,586
8/31/89      11,040             -0.98%     11,342        0.16%     10,603
9/30/89      10,986             -0.30%     11,308        0.32%     10,637
10/31/89     11,042              1.22%     11,446        0.48%     10,688
11/30/89     11,190              1.75%     11,647        0.24%     10,714
12/31/89     11,288              0.82%     11,742        0.16%     10,731
1/31/90      11,212             -0.47%     11,687        1.03%     10,841
2/28/90      11,363              0.89%     11,791        0.47%     10,892
3/31/90      11,328              0.03%     11,795        0.55%     10,952
4/30/90      11,271             -0.72%     11,710        0.16%     10,970
5/31/90      11,446              2.18%     11,965        0.23%     10,995
6/30/90      11,580              0.88%     12,070        0.54%     11,054
7/31/90      11,768              1.48%     12,249        0.38%     11,096
8/31/90      11,635             -1.45%     12,071        0.92%     11,198
9/30/90      11,598              0.06%     12,078        0.84%     11,293
10/31/90     11,648              1.81%     12,297        0.60%     11,360
11/30/90     11,851              2.01%     12,544        0.22%     11,385
12/31/90     11,824              0.44%     12,599        0.00%     11,385
1/31/91      11,997              1.34%     12,768        0.60%     11,454
2/28/91      12,105              0.87%     12,879        0.15%     11,471
3/31/91      12,191              0.04%     12,884        0.15%     11,488
4/30/91      12,345              1.34%     13,057        0.15%     11,505
5/31/91      12,421              0.89%     13,173        0.30%     11,540
6/30/91      12,486             -0.10%     13,160        0.29%     11,573
7/31/91      12,678              1.22%     13,321        0.15%     11,591
8/31/91      12,860              1.32%     13,497        0.29%     11,624
9/30/91      13,100              1.30%     13,672        0.44%     11,675
10/31/91     13,202              0.90%     13,795        0.15%     11,693
11/30/91     13,281              0.28%     13,834        0.29%     11,727
12/31/91     13,431              2.15%     14,131        0.07%     11,735
1/31/92      13,427              0.23%     14,164        0.15%     11,753
2/29/92      13,444              0.03%     14,168        0.36%     11,795
3/31/92      13,558              0.04%     14,174        0.51%     11,855
4/30/92      13,744              0.89%     14,300        0.14%     11,872
5/31/92      13,957              1.18%     14,468        0.14%     11,888
6/30/92      14,209              1.68%     14,711        0.36%     11,931
7/31/92      14,670              3.00%     15,153        0.21%     11,956
8/31/92      14,528             -0.98%     15,004        0.28%     11,990
9/30/92      14,596              0.65%     15,102        0.28%     12,023
10/31/92     14,377             -0.98%     14,954        0.35%     12,065
11/30/92     14,723              1.79%     15,222        0.14%     12,082
12/31/92     14,919              1.02%     15,377       -0.07%     12,074
1/31/93      15,116              1.16%     15,555        0.49%     12,133
2/28/93      15,507              3.62%     16,118        0.35%     12,175
3/31/93      15,449             -1.06%     15,947        0.35%     12,218
4/30/93      15,533              1.01%     16,108        0.28%     12,252
5/31/93      15,722              0.56%     16,199        0.14%     12,269
6/30/93      15,977              1.67%     16,469        0.14%     12,286
7/31/93      15,984              0.13%     16,491        0.00%     12,286
8/31/93      16,281              2.08%     16,834        0.28%     12,321
9/30/93      16,458              1.14%     17,026        0.21%     12,347
10/31/93     16,489              0.19%     17,058        0.41%     12,397
11/30/93     16,359             -0.88%     16,908        0.07%     12,406
12/31/93     16,700              2.11%     17,264        0.00%     12,406
1/31/94      16,854              1.14%     17,461        0.27%     12,440
2/28/94      16,558             -2.59%     17,009        0.34%     12,482
3/31/94      16,083             -4.07%     16,317        0.34%     12,524
4/30/94      16,116              0.85%     16,455        0.14%     12,542
5/31/94      16,259              0.87%     16,599        0.07%     12,551
6/30/94      16,220             -0.61%     16,497        0.34%     12,593
7/31/94      16,435              1.83%     16,799        0.27%     12,627
8/31/94      16,524              0.35%     16,858        0.40%     12,678
9/30/94      16,329             -1.47%     16,610        0.27%     12,712
10/31/94     16,092             -1.78%     16,315        0.07%     12,721
11/30/94     15,724             -1.81%     16,019        0.13%     12,737
12/31/94     16,103              2.20%     16,372        0.00%     12,737
1/31/95      16,440              2.86%     16,840        0.40%     12,788
2/28/95      16,794              2.91%     17,330        0.40%     12,840
3/31/95      16,916              1.15%     17,529        0.33%     12,882
4/30/95      16,950              0.12%     17,550        0.33%     12,924
5/31/95      17,413              3.19%     18,110        0.20%     12,950
6/30/95      17,269             -0.87%     17,953        0.20%     12,976
7/31/95      17,363              0.95%     18,123        0.00%     12,976
8/31/95      17,549              1.27%     18,353        0.26%     13,010
9/30/95      17,636              0.63%     18,469        0.20%     13,036
10/31/95     17,892              1.45%     18,737        0.33%     13,079
11/30/95     18,148              1.66%     19,048       -0.07%     13,070
12/31/95     18,299              0.96%     19,231       -0.07%     13,061
1/31/96      18,373              0.76%     19,377        0.59%     13,138
2/29/96      18,215             -0.68%     19,245        0.32%     13,180
3/31/96      18,071             -1.28%     18,999        0.52%     13,248
4/30/96      18,036             -0.28%     18,946        0.39%     13,300
5/31/96      18,049             -0.04%     18,938        0.19%     13,325
6/30/96      18,236              1.09%     19,144        0.06%     13,333
7/31/96      18,391              0.91%     19,319        0.19%     13,359
8/31/96      18,388             -0.02%     19,315        0.19%     13,384
9/30/96      18,656              1.40%     19,585        0.32%     13,427
10/31/96     18,829              1.13%     19,806        0.32%     13,470
11/30/96     19,100              1.83%     20,169        0.19%     13,495
12/31/96     19,056             -0.42%     20,084        0.00%     13,495
1/31/97      19,100              0.19%     20,122        0.32%     13,538
2/28/97      19,260              0.92%     20,307        0.31%     13,580
3/31/97      19,086             -1.33%     20,037        0.25%     13,614
4/30/97      19,228              0.84%     20,206        0.12%     13,631
5/31/97      19,521              1.51%     20,511       -0.06%     13,623
6/30/97      19,681              1.07%     20,730        0.12%     13,639
7/31/97      20,196              2.77%     21,305        0.12%     13,655
8/31/97      20,085             -0.94%     21,104        0.19%     13,681
9/30/97      20,316              1.19%     21,355        0.25%     13,715
10/31/97     20,461              0.64%     21,492        0.25%     13,750
11/30/97     20,590              0.59%     21,619       -0.06%     13,741
12/31/97     20,868              1.46%     21,935       -0.12%     13,725
1/31/98      21,086              1.03%     22,160        0.19%     13,751
2/28/98      21,112              0.03%     22,167        0.19%     13,777
3/31/98      21,191              0.09%     22,187        0.19%     13,803
4/30/98      21,130             -0.45%     22,087        0.18%     13,828
5/31/98      21,440       1.47%  1.58%     22,436        0.18%     13,853

Total Return 114.40%                      124.36%                  38.53%


GRAPHIC MATERIAL (7)

This chart shows in bar format the comparison between Franklin New York Tax-Free Income Fund's Class II distribution rate of 4.83% and the taxable equivalent rate of 8.58% for New York State Residents and 9.02% for New York City Residents on 5/31/98.

GRAPHIC MATERIAL (8)

This chart shows the dividend distributions for Franklin New York Tax-Free Income Fund's Class II shares from 6/1/97 to 5/31/98.

June                         4.92 cents
July                         4.95 cents
August                       4.95 cents
September                    4.95 cents
October                      4.92 cents
November                     4.92 cents
December                     4.92 cents
January                      4.91 cents
February                     4.91 cents
March                        4.91 cents
April                        4.91 cents
May                          4.91 cents
Total                       59.08 cents

GRAPHIC MATERIAL (9)

The following line graph compares the performance of the Franklin New York Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 5/31/98.

Date             Franklin New York        Lehman Brothers   CPI
                 Tax-Free                 Municipal Bond
                 Income Fund-Class II     Index

5/1/95            9,896                    10,000           10,000
5/31/95          10,147            3.19%   10,319    0.20%  10,020
6/30/95          10,066           -0.87%   10,229    0.20%  10,040
7/31/95          10,125            0.95%   10,326    0.00%  10,040
8/31/95          10,219            1.27%   10,458    0.26%  10,066
9/30/95          10,273            0.63%   10,523    0.20%  10,086
10/31/95         10,408            1.45%   10,676    0.33%  10,120
11/30/95         10,561            1.66%   10,853   -0.07%  10,112
12/31/95         10,634            0.96%   10,957   -0.07%  10,105
1/31/96          10,672            0.76%   11,041    0.59%  10,165
2/29/96          10,583           -0.68%   10,966    0.32%  10,198
3/31/96          10,485           -1.28%   10,825    0.52%  10,251
4/30/96          10,460           -0.28%   10,795    0.39%  10,291
5/31/96          10,466           -0.04%   10,791    0.19%  10,310
6/30/96          10,578            1.09%   10,908    0.06%  10,316
7/31/96          10,654            0.91%   11,008    0.19%  10,336
8/31/96          10,647           -0.02%   11,005    0.19%  10,356
9/30/96          10,797            1.40%   11,159    0.32%  10,389
10/31/96         10,892            1.13%   11,286    0.32%  10,422
11/30/96         11,043            1.83%   11,492    0.19%  10,442
12/31/96         11,013           -0.42%   11,444    0.00%  10,442
1/31/97          11,033            0.19%   11,466    0.32%  10,475
2/28/97          11,120            0.92%   11,571    0.31%  10,508
3/31/97          11,013           -1.33%   11,417    0.25%  10,534
4/30/97          11,099            0.84%   11,513    0.12%  10,547
5/31/97          11,253            1.51%   11,687   -0.06%  10,540
6/30/97          11,349            1.07%   11,812    0.12%  10,553
7/31/97          11,641            2.77%   12,139    0.12%  10,565
8/31/97          11,562           -0.94%   12,025    0.19%  10,586
9/30/97          11,699            1.19%   12,168    0.25%  10,612
10/31/97         11,767            0.64%   12,246    0.25%  10,639
11/30/97         11,836            0.59%   12,318   -0.06%  10,632
12/31/97         12,000            1.46%   12,498   -0.12%  10,619
1/31/98          12,109            1.03%   12,627    0.19%  10,640
2/28/98          12,128            0.03%   12,631    0.19%  10,660
3/31/98          12,168            0.09%   12,642    0.19%  10,680
4/30/98          12,126           -0.45%   12,585    0.18%  10,699
5/31/98          12,288      1.33% 1.58%   12,784    0.18%  10,719

Total Return      22.88%                   27.84%           7.19%